EXHIBIT 10.12




                   AMENDMENT TO MANAGEMENT SEVERANCE AGREEMENT


                  WHEREAS, Second Bancorp, Incorporated, and _______________ (the "Executive"), parties to a Management Severance Agreement dated as of June 1, 1993 (the "Agreement"), now desire to amend that Agreement for the purposes of (i) increasing the amount of Severance Compensation (as defined in the Agreement) payable thereunder, and (ii) adding disability insurance coverage to the Benefits (as defined in the Agreement) due the Executive thereunder;

                  NOW, THEREFORE, to effect the foregoing, the Agreement is hereby amended in the following respects.

                  1. Subsections 5(a)(i) and (ii) of the Agreement are hereby deleted in their entirety and replaced with the following:

                           "(i) three times his/her annual base salary in effect on the date of his/her severance from the Corporation, or (ii) if applicable, three times his/her annual base salary just prior to the Change in Control (the 'Severance Compensation'),".

                  2. The phrase "twelve (12) consecutive monthly installments" in or about line 21 of Section 5 of the Agreement is hereby deleted and replaced with "thirty-six (36) consecutive monthly installments".

                  3.       The phrase "first anniversary date" found in subpart
                           (z) of the definition of "Severance Period" in
                           Section 5 of the Agreement is hereby deleted and replaced with "third anniversary date".

                  4. The phrase "and life insurance plans but specifically excluding any disability insurance plan" beginning in line 5 of Section 6 of the Agreement is hereby deleted and replaced with "disability and life insurance plans".

                  Except as specifically amended hereby, the Agreement remains in full force and unaffected hereby.

                  IN WITNESS WHEREOF, this Amendment to Management Severance Agreement has been executed at Warren, Ohio, on ____________________, 1995, and is effective as of that date.

SECOND BANCORP, INCORPORATED


By: ____________________________           ____________________________________
    Alan G. Brant                  Executive -
    Chairman & President




                                                                              76